UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



===============================================================================


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
               (Date of earliest event reported) November 3, 2003





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
          (State or other jurisdiction of                   (I.R.S. Employer
          Incorporation or Organization)                  Identification No.)

      300 Renaissance Center, Detroit, Michigan                48265-3000
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER ITEMS

On November 3, 2003, General Motors Corporation (GM) issued a news release announcing October sales. The release is as follows:


GM Reports October Sales of 363,043, Down 7 Percent
Calendar Year-To-Date Truck Sales on Par with Record 2002 Pace


DETROIT - General Motors Corp. dealers sold 363,043 new cars and trucks in October in the United States, down 7 percent compared to strong year-ago levels. GM's overall truck sales (220,374) were down 8 percent over a year ago. Car sales (142,669) were down 6 percent.

"GM's sales in October fell short of our objectives, partially due to a smaller industry than expected and in part due to a slight hangover from our very strong performance in the third quarter," said John Smith, group vice president of GM Vehicle Sales, Service and Marketing. "Truck sales continued at a strong pace, particularly the Chevrolet Tahoe and Suburban and the GMC Yukon and Yukon XL. The momentum we have with our industry-leading truck line-up and recent new vehicle launches is reflected in market share year-to-date improvement through September in the majority of our brands, including Chevrolet, Cadillac, GMC, Saab, Saturn and HUMMER. The increasing availability of our new vehicles such as the Chevrolet Malibu and Cadillac SRX will help position GM for a strong finish to the year."

GM Truck Sales

Sales of GM's industry-leading truck lineup were down 8 percent compared to a strong October last year. Large (23,980) and extra-large utilities (20,056) again posted strong sales, each up over 26 percent. While total utilities (105,640) were down 6 percent, this was the sixth time in the last 7 months that sales of GM utilities surpassed 100,000 units. GM has sold over 1,000,000 utilities for the calendar year-to-date (1,026,213).

GM Car Sales

Despite the 6 percent decline in GM car sales in October, there were several vehicles that reflected strong sales performance. Sales of GM entry-level cars improved 23 percent, led by the Chevrolet Cavalier (22,499) with a 55 percent improvement, and the Pontiac Sunfire (3,586), up 33 percent. Additionally, Saab 9-3 sold 2,357 units, an exceptional 181 percent increase.

Divisional Highlights

Chevrolet - Chevrolet car sales (56,344) improved 11 percent from last year. Chevrolet continues to lead the mid-size car segment in the U.S. for the year-to-date, led by strong sales of Impala, which was up 44 percent year-to-date (231,526). Chevrolet truck sales were led by Tahoe (16,029), which improved 20 percent, and the Suburban, which was up 25 percent with 12,896 deliveries. Chevrolet sales for the year-to-date (2,207,250) were comparable (-0.6 percent) with last year.

Cadillac - Cadillac truck sales (6,438) had its best-ever month, up 38 percent in October, driven by continuing strong sales of the Escalade portfolio. For the year-to-date, total deliveries (172,325) were up 5 percent, and truck sales (48,161) improved 18 percent. The two newest additions to Cadillac's portfolio, the XLR and SRX, are arriving in dealerships and are being well-received by consumers. Cadillac is on-track to surpass 200,000 unit sales for the calendar year for the first time since 1994.

GMC - Yukon deliveries in October (7,951) were up 41 percent from year-ago levels, and Yukon XL sales (7,160) improved 27 percent. As a result of continuing strong utility sales throughout the year, GMC's calendar year-to-date sales performance (472,810) improved 2 percent over record year-ago levels.

HUMMER - HUMMER deliveries in October were 3,157 units, which made it the division's best sales month for the calendar year. Calendar year-to-date sales were 28,610, up 143 percent. H2 sales in October were 3,072, and for the year-to-date, sales (27,994) were up 150 percent.

Saturn - ION had 8,860 deliveries in October. In its first full year in the market, ION will sell over 100,000 vehicles. VUE sales for the calendar year (69,529) were up 23 percent.

Saab - Saab car sales surpassed 40,000 units in the U.S. for the first time in 16 years. Calendar year-to-date, Saab sales (40,808) were up 26 percent. In October, Saab sold 3,349 units, an 82 percent improvement. The 9-3 was up 181 percent, with 2,357 units sold.

Pontiac - Grand Am deliveries in October were 11,130, up 40.5 percent from a year ago. Sunfire sales (3,586) were up 32 percent. Vibe sales for the calendar year-to-date (50,043) were a 64 percent improvement from last year.

Buick - Buick truck deliveries in October (5,959) were up 23 percent. Calendar year-to-date, Buick truck sales (57,036) were up 9 percent, and Rendezvous deliveries (55,891) were up 7 percent.

Certified Used Vehicles

GM Certified Used Vehicles had strong October sales of 34,614 units and continued its positive sales momentum with calendar year-to-date sales of 337,851 units, up 25 percent from the year-ago period. Cadillac Certified Pre-Owned Vehicles reported 3,044 sales; Saturn Certified Used Vehicles reported sales of 2,924 units; and Saab Certified Pre-Owned Vehicles reported 420 sales.

"GM Certified Used Vehicles posted one of its best sales months of 2003, while Saab Certified more than doubled its sales from last October and increased calendar year-to-date sales 134 percent," said Smith. "GM's combined certified used sales for the year are now 403,645, a 27 percent increase from last year. We are confident that certified sales will have a strong finish to the year."

GM Announces October Production Results and Revised Fourth-Quarter Production Forecast

In October, GM North America produced 526,500 vehicles (207,500 cars and 319,000 trucks), compared to 579,000 vehicles (243,000 cars and 336,000 trucks) produced in October 2002. Production totals include joint venture production of 14,000 vehicles in October and 17,600 vehicles in October 2002.

Also, GM is revising its fourth-quarter production forecast for North America to
1.36 million vehicles (553,000 cars and 807,000 trucks), up 10,000 units from last month's initial forecast of 1.35 million vehicles (562,000 cars and 788,000 trucks). In the fourth-quarter of 2002, GM North America production was 1.426 million vehicles (602,000 cars and 824,000 trucks).

GM also announced revised fourth-quarter production forecasts for its international regions:

GM Europe - The region's revised fourth-quarter production forecast is 445,000 vehicles, down 2,000 vehicles from last month's forecast. GM Europe built 453,000 vehicles in the fourth quarter of 2002.

GM Asia Pacific - The region's revised fourth-quarter production forecast is 114,000 vehicles, up 9,000 vehicles from last month's guidance. The region built 81,000 vehicles in the fourth quarter of 2002.

GM Latin America, Africa and the Middle East - The region's revised fourth-quarter forecast is 156,000 vehicles, up 15,000 vehicles from last month's forecast of 141,000 vehicles. The region built 157,000 vehicles in the fourth quarter of 2002.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs 341,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in more than 190 countries. In 2002, GM sold more than 8.6 million cars and trucks, nearly 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                    Calendar Year-to-Date
                              October                January - October
                      ---------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   27         2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------

Vehicle Total          363,043   391,070   -7.2    3,945,322   4,075,780  -3.2
-------------------------------------------------------------------------------
Car Total              142,669   151,318   -5.7    1,642,156   1,759,670  -6.7
-------------------------------------------------------------------------------
Truck Total            220,374   239,752   -8.1    2,303,166   2,316,110  -0.6
-------------------------------------------------------------------------------
Light Truck Total      217,173   236,673   -8.2    2,269,964   2,284,589  -0.6
-------------------------------------------------------------------------------
Light Vehicle Total    359,842   387,991   -7.3    3,912,120   4,044,259  -3.3
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                                October                 January - October
                      ---------------------------------------------------------
                                          % Chg
                        2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------

Buick                   24,323    31,591  -23.0      282,090     356,057 -20.8
Cadillac                18,645    18,711   -0.4      172,325     164,133   5.0
Chevrolet              200,311   204,295   -2.0    2,207,250   2,219,914  -0.6
GMC                     46,821    48,233   -2.9      472,810     462,897   2.1
HUMMER                   3,157     3,868  -18.4       28,610      11,784 142.8
Oldsmobile               9,872    12,057  -18.1      106,304     135,263 -21.4
Other - Isuzu              996     1,270  -21.6       10,594      11,278  -6.1
Pontiac                 37,599    41,884  -10.2      389,800     443,347 -12.1
Saab                     3,349     1,844   81.6       40,808      32,290  26.4
Saturn                  17,970    27,317  -34.2      234,731     238,817  -1.7
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    139,320   149,473   -6.8    1,601,333   1,727,142  -7.3
-------------------------------------------------------------------------------
Light Truck            217,173   236,673   -8.2    2,269,964   2,284,589  -0.6
-------------------------------------------------------------------------------

Twenty-seven selling days for the October period this year and twenty-seven for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motor by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                 October 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                October                January - October
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      27
-------------------------------------------------------------------------------
Century                  6,618    10,700  -38.1       81,550     130,623 -37.6
LeSabre                  7,338     8,969  -18.2      100,709     114,662 -12.2
Park Avenue              2,498     2,705   -7.7       22,532      25,789 -12.6
Regal                    1,910     4,377  -56.4       20,263      32,707 -38.0
    Buick Total         18,364    26,751  -31.4      225,054     303,781 -25.9
-------------------------------------------------------------------------------
Catera                       0         1  ***.*           15         238 -93.7
CTS                      3,844     4,848  -20.7       41,073      29,180  40.8
DeVille                  6,818     6,933   -1.7       66,674      70,607  -5.6
Eldorado                     4       287  -98.6          192       5,266 -96.4
Seville                  1,300     1,991  -34.7       15,884      18,177 -12.6
XLR                        241         0  ***.*          326           0 ***.*
    Cadillac Total      12,207    14,060  -13.2      124,164     123,468   0.6
-------------------------------------------------------------------------------
Camaro                      20     1,425  -98.6        1,092      26,865 -95.9
Cavalier                22,499    14,549   54.6      216,534     207,388   4.4
Classic                  6,008         0  ***.*       30,999           0 ***.*
Corvette                 1,878     3,094  -39.3       24,553      27,533 -10.8
Impala                  15,077    17,306  -12.9      231,526     161,001  43.8
Lumina                       0         2  ***.*           15          34 -55.9
Malibu                   6,695     9,323  -28.2      107,306     143,815 -25.4
Metro                        0         0  ***.*            1          13 -92.3
Monte Carlo              4,081     5,096  -19.9       55,943      55,329   1.1
Prizm                        0        82  ***.*           16      14,263 -99.9
SSR                         86         0  ***.*           87           0 ***.*
    Chevrolet Total     56,344    50,877   10.7      668,072     636,241   5.0
-------------------------------------------------------------------------------
Alero                    7,690     7,704   -0.2       81,894      81,803   0.1
Aurora                     104       547  -81.0        3,014       8,045 -62.5
Intrigue                    25       737  -96.6          776      13,779 -94.4
    Oldsmobile Total     7,819     8,988  -13.0       85,684     103,627 -17.3
-------------------------------------------------------------------------------
Bonneville               1,385     2,519  -45.0       19,680      31,913 -38.3
Firebird                    24     1,022  -97.7          900      19,400 -95.4
Grand Am                11,130     7,924   40.5      127,632     131,510  -2.9
Grand Prix              12,342    14,830  -16.8       98,302     107,561  -8.6
Sunfire                  3,586     2,708   32.4       36,615      57,291 -36.1
Vibe                     3,794     6,509  -41.7       50,043      30,462  64.3
    Pontiac Total       32,261    35,512   -9.2      333,172     378,137 -11.9
-------------------------------------------------------------------------------
9-3                      2,357       839  180.9       29,010      17,299  67.7
9-5                        992     1,005   -1.3       11,798      14,991 -21.3
    Saab Total           3,349     1,844   81.6       40,808      32,290  26.4
-------------------------------------------------------------------------------
ION                      8,860     1,009  778.1       98,303       1,009 ***.*
Saturn L Series          3,291     5,544  -40.6       59,853      71,755 -16.6
Saturn S Series            174     6,733  -97.4        7,046     109,362 -93.6
    Saturn Total        12,325    13,286   -7.2      165,202     182,126  -9.3
-------------------------------------------------------------------------------
    GM Total           142,669   151,318   -5.7    1,642,156   1,759,670  -6.7
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     139,320   149,473   -6.8    1,601,333   1,727,142  -7.3
-------------------------------------------------------------------------------
GM Import                3,349     1,845   81.5       40,823      32,528  25.5
-------------------------------------------------------------------------------
    GM Total           142,669   151,318   -5.7    1,642,156   1,759,670  -6.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                 October 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                October                January - October
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      27
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             18,364    26,751  -31.4      225,054     303,781 -25.9
Cadillac Total          12,207    14,059  -13.2      124,149     123,230   0.7
Chevrolet Total         56,344    50,877   10.7      668,072     636,241   5.0
Oldsmobile Total         7,819     8,988  -13.0       85,684     103,627 -17.3
Pontiac Total           32,261    35,512   -9.2      333,172     378,137 -11.9
Saturn Total            12,325    13,286   -7.2      165,202     182,126  -9.3
     GM North America
       Total*          139,320   149,473   -6.8    1,601,333   1,727,142  -7.3
-------------------------------------------------------------------------------
Cadillac Total               0         1  ***.*           15         238 -93.7
Saab Total               3,349     1,844   81.6       40,808      32,290  26.4
     GM Import Total     3,349     1,845   81.5       40,823      32,528  25.5
-------------------------------------------------------------------------------
                              GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             24,323    31,591  -23.0      282,090     356,057 -20.8
Cadillac Total          18,645    18,711   -0.4      172,325     164,133   5.0
Chevrolet Total        200,311   204,295   -2.0    2,207,250   2,219,914  -0.6
GMC Total               46,821    48,233   -2.9      472,810     462,897   2.1
HUMMER Total             3,157     3,868  -18.4       28,610      11,784 142.8
Oldsmobile Total         9,872    12,057  -18.1      106,304     135,263 -21.4
Other-Isuzu Total          996     1,270  -21.6       10,594      11,278  -6.1
Pontiac Total           37,599    41,884  -10.2      389,800     443,347 -12.1
Saab Total               3,349     1,844   81.6       40,808      32,290  26.4
Saturn Total            17,970    27,317  -34.2      234,731     238,817  -1.7
     GM Total          363,043   391,070   -7.2    3,945,322   4,075,780  -3.2
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  October 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                October                January - October
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      27
-------------------------------------------------------------------------------
Rainier                    823         0  ***.*        1,145           0 ***.*
Rendezvous               5,136     4,840    6.1       55,891      52,276   6.9
        Total Buick      5,959     4,840   23.1       57,036      52,276   9.1
-------------------------------------------------------------------------------
Escalade                 3,123     3,286   -5.0       27,776      29,804  -6.8
Escalade ESV             1,064         0  ***.*       10,010           0 ***.*
Escalade EXT             1,082     1,365  -20.7        8,943      10,861 -17.7
SRX                      1,169        0   ***.*        1,432           0 ***.*
      Total Cadillac     6,438     4,651   38.4       48,161      40,665  18.4
-------------------------------------------------------------------------------
Astro                    2,351     3,546  -33.7       34,388      44,487 -22.7
C/K Suburban(Chevy)     12,896    10,288   25.3      108,051     125,324 -13.8
Chevy C/T Series            34       213  -84.0          668       3,980 -83.2
Chevy W Series             141       172  -18.0        1,818       1,894  -4.0
Express Cutaway/G Cut    1,499     2,082  -28.0       15,570      17,529 -11.2
Express Panel/G Van      4,980     5,479   -9.1       56,556      55,623   1.7
Express/G Sportvan         799     1,281  -37.6       13,285      12,600   5.4
Kodiak 4/5 Series          578       364   58.8        5,946       1,107 437.1
Kodiak 6/7/8 Series        281        60  368.3        2,052          89 ***.*
S/T Blazer               6,347     6,448   -1.6       43,153      87,644 -50.8
S/T Pickup               8,671    11,328  -23.5      124,424     130,605  -4.7
Tahoe                   16,029    13,317   20.4      162,888     173,782  -6.3
Tracker                  2,050     2,977  -31.1       30,835      36,314 -15.1
TrailBlazer             20,129    25,361  -20.6      217,495     203,609   6.8
Venture                  8,557     8,693   -1.6       76,345      76,865  -0.7
................................................................................
      Avalanche          7,001     6,709    4.4       77,164      76,963   0.3
     Silverado-C/K
       Pickup           51,624    55,100   -6.3      568,540     535,258   6.2
Chevrolet Fullsize
   Pickups              58,625    61,809   -5.2      645,704     612,221   5.5
................................................................................
      Chevrolet Total  143,967   153,418   -6.2    1,539,178   1,583,673  -2.8
-------------------------------------------------------------------------------
Envoy                    8,686    12,084  -28.1      105,814      89,758  17.9
GMC C/T Series              73       432  -83.1        1,428       9,010 -84.2
GMC W Series               375       295   27.1        3,672       3,438   6.8
S/T Jimmy                    0         9  ***.*           52         928 -94.4
Safari (GMC)             1,001       892   12.2        9,558      12,010 -20.4
Savana Panel/G Classic   1,566     1,509    3.8       16,527      18,316  -9.8
Savana Special/G Cut       565       556    1.6        9,143       7,257  26.0
Savana/Rally               181       247  -26.7        2,619       2,284  14.7
Sierra                  16,095    17,746   -9.3      162,490     167,216  -2.8
Sonoma                   2,445     2,934  -16.7       31,166      35,960 -13.3
Topkick 4/5 Series         388       203   91.1        3,799         606 526.9
Topkick 6/7/8 Series       335        70  378.6        3,225         119 ***.*
Yukon                    7,951     5,634   41.1       68,609      61,152  12.2
Yukon XL                 7,160     5,622   27.4       54,708      54,843  -0.2
         GMC Total      46,821    48,233   -2.9      472,810     462,897   2.1
-------------------------------------------------------------------------------
HUMMER H1                   85       108  -21.3          616         602   2.3
HUMMER H2                3,072     3,760  -18.3       27,994      11,182 150.3
       HUMMER Total      3,157     3,868  -18.4       28,610      11,784 142.8
-------------------------------------------------------------------------------
Bravada                    841     1,004  -16.2        7,361      12,494 -41.1
Silhouette               1,212     2,065  -41.3       13,259      19,142 -30.7
     Oldsmobile Total    2,053     3,069  -33.1       20,620      31,636 -34.8
-------------------------------------------------------------------------------
Other-Isuzu F Series       101       217  -53.5        1,200       1,630 -26.4
Other-Isuzu N Series       895     1,053  -15.0        9,394       9,648  -2.6
     Other-Isuzu Total     996     1,270  -21.6       10,594      11,278  -6.1
-------------------------------------------------------------------------------
Aztek                    2,352     1,772   32.7       23,911      24,196  -1.2
Montana                  2,986     4,600  -35.1       32,717      41,014 -20.2
       Pontiac Total     5,338     6,372  -16.2       56,628      65,210 -13.2
-------------------------------------------------------------------------------
VUE                      5,645    14,031  -59.8       69,529      56,691  22.6
       Saturn Total      5,645    14,031  -59.8       69,529      56,691  22.6
-------------------------------------------------------------------------------
         GM Total      220,374   239,752   -8.1    2,303,166   2,316,110  -0.6
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     219,206   238,521   -8.1    2,291,181   2,304,151  -0.6
-------------------------------------------------------------------------------
GM Import                1,168     1,231   -5.1       11,985      11,959   0.2
-------------------------------------------------------------------------------
         GM Total      220,374   239,752   -8.1    2,303,166   2,316,110  -0.6
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     217,173   236,673   -8.2    2,269,964   2,284,589  -0.6
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*            0           0 ***.*
-------------------------------------------------------------------------------
         GM Total      217,173   236,673   -8.2    2,269,964   2,284,589  -0.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  October 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                October                January - October
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      27
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,959     4,840   23.1       57,036      52,276   9.1
Cadillac Total           6,438     4,651   38.4       48,161      40,665  18.4
Chevrolet Total        143,886   153,312   -6.1    1,537,997   1,582,420  -2.8
GMC Total               46,512    48,019   -3.1      469,965     460,584   2.0
HUMMER Total             3,157     3,868  -18.4       28,610      11,784 142.8
Oldsmobile Total         2,053     3,069  -33.1       20,620      31,636 -34.8
Other-Isuzu Total          218       359  -39.3        2,635       2,885  -8.7
Pontiac Total            5,338     6,372  -16.2       56,628      65,210 -13.2
Saturn Total             5,645    14,031  -59.8       69,529      56,691  22.6
    GM North America
      Total*           219,206   238,521   -8.1    2,291,181   2,304,151  -0.6
-------------------------------------------------------------------------------
Chevrolet Total             81       106  -23.6        1,181       1,253  -5.7
GMC Total                  309       214   44.4        2,845       2,313  23.0
Other-Isuzu Total          778       911  -14.6        7,959       8,393  -5.2
    GM Import Total      1,168     1,231   -5.1       11,985      11,959   0.2
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,959     4,840   23.1       57,036      52,276   9.1
Cadillac Total           6,438     4,651   38.4       48,161      40,665  18.4
Chevrolet Total        142,933   152,609   -6.3    1,528,694   1,576,603  -3.0
GMC Total               45,650    47,233   -3.4      460,686     449,724   2.4
HUMMER Total             3,157     3,868  -18.4       28,610      11,784 142.8
Oldsmobile Total         2,053     3,069  -33.1       20,620      31,636 -34.8
Pontiac Total            5,338     6,372  -16.2       56,628      65,210 -13.2
Saturn Total             5,645    14,031  -59.8       69,529      56,691  22.6
    GM North America
      Total*           217,173   236,673   -8.2    2,269,964   2,284,589  -0.6
-------------------------------------------------------------------------------


                         GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,959     4,840   23.1       57,036      52,276   9.1
Cadillac Total           6,438     4,651   38.4       48,161      40,665  18.4
Chevrolet Total        142,933   152,609   -6.3    1,528,694   1,576,603  -3.0
GMC Total               45,650    47,233   -3.4      460,686     449,724   2.4
HUMMER Total             3,157     3,868  -18.4       28,610      11,784 142.8
Oldsmobile Total         2,053     3,069  -33.1       20,620      31,636 -34.8
Pontiac Total            5,338     6,372  -16.2       56,628      65,210 -13.2
Saturn Total             5,645    14,031  -59.8       69,529      56,691  22.6
    GM Total           217,173   236,673   -8.2    2,269,964   2,284,589  -0.6
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 11/03/03

                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car*  Truck   Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

2003 Q4 #       553    807    1,360    445    156     114    2,075    16    20
  O/(U) prior
forecast:@       (9)    19       10     (2)    15       9       32     0    (4)
-------------  --------------------   ----- ------   ----  ---------


                          GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car*  Truck   Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----


     1999
1st Qtr.        781    725    1,506    524     93      38    2,161    20    15
2nd Qtr.        760    795    1,555    533    110      25    2,223    22    13
3rd Qtr.        660    699    1,359    427    112      47    1,945    19    11
4th Qtr.        759    694    1,453    530     97      47    2,127    21    17
              -----  -----   ------   ----    ---     ---   ------   ---    --
      CY      2,960  2,913    5,873  2,014    412     157    8,456    82    56

     2000
1st Qtr.        746    775    1,521    572    118      40    2,251    24    13
2nd Qtr.        787    781    1,568    534    140      45    2,287    19    17
3rd Qtr.        689    630    1,319    374    151      53    1,897    16    18
4th Qtr.        670    694    1,364    513    135      47    2,059    18    17
              -----  -----   ------   ----   ----     ---   ------   ---    --
      CY      2,892  2,880    5,772  1,993    544     185    8,494    77    65

     2001
1st Qtr.        581    633    1,214    538    138      51    1,941    13    14
2nd Qtr.        638    726    1,364    491    165      64    2,084    13    16
3rd Qtr.        573    665    1,238    373    146      74    1,832    11    15
4th Qtr.        573    721    1,294    441    127      67    1,929     9    16
              -----  -----   ------   ----   ----     ---   ------    --    --
      CY      2,365  2,745    5,110  1,842    575     256    7,786    46    61

     2002
1st Qtr.        600    753    1,353    456    131      65    2,005    12    11
2nd Qtr.        688    865    1,553    453    141      74    2,221    15    17
3rd Qtr.        567    740    1,307    408    132      87    1,934    19    20
4th Qtr.        602    824    1,426    453    157      81    2,117    16    20
              -----  -----   ------   ----   ----     ---   ------   ---    --
      CY      2,457  3,182    5,639  1,770    561     307    8,277    62    68

     2003
1st Qtr.        592    859    1,451    491    127      77    2,146    19    24
2nd Qtr.        544    837    1,381    488    128      90    2,087    19    24
3rd Qtr.        492    752    1,244    393    135     122    1,894    21    16
4th Qtr. #      553    807    1,360    445    156     114    2,075    16    20
              -----  -----   ------   ----   ----    ----   ------   ---    --
     CY #     2,181  3,255    5,436  1,817    546     403    8,202    75    84
              ---------------------  ------  ----    ----   ------   ---    --



      @ Numbers may vary due to rounding
      * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  November 3, 2003              By:  /s/PETER R. BIBLE.
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)